  CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, George R. Aylward, President of The Zweig Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 6, 2011                        /s/ George R. Aylward
                                               --------------------------------
                                               George R. Aylward, President
                                               (principal executive officer)

I, W. Patrick Bradley, Treasurer of The Zweig Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 6, 2011                        /s/ W. Patrick Bradley
                                               --------------------------------
                                               W. Patrick Bradley, Treasurer
                                               (principal financial officer)